UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

BJ Services Company

(Exact name of registrant as specified in its charter)

DE	1-10570	63-0084140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Westway Park Blvd., Houston, TX 77041

(Address of principal executive offices, including zip code)

713-462-4239

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On May 14, 2008, BJ Services Company (the “Company”) entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several Underwriters named in the Purchase Agreement, for the sale of $250,000,000 6.00% Senior Notes due 2018 (the “Notes”). The Notes were registered by the Company pursuant to an automatic shelf registration statement on Form S-3ASR (File No. 333-134724) filed with the Securities and Exchange Commission on June 5, 2006 (the “Registration Statement”), as supplemented by the Prospectus Supplement dated May 14, 2008 relating to the Notes (the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule

424(b) of the Securities Act on May 15, 2008. The Purchase Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Company expects to use the net proceeds from the offering to repay the Company’s outstanding floating rate senior notes, which mature on June 1, 2008 and currently bear interest at a rate of 3.25% per annum. Pending the Company’s repayment of the floating rate senior notes upon maturity on June 1, 2008, the Company may temporarily use the net proceeds from the offering to repay borrowings outstanding under the Company’s revolving credit facility or for general corporate purposes.

The Underwriters or their affiliates have from time to time provided investment banking, commercial banking and other commercial dealings in the ordinary course of business to the Company and its affiliates, for which they have received customary compensation. The Underwriters and their affiliates may provide similar services in the future. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the offering, the Company is filing certain exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibits
1.1	Purchase Agreement, dated May 14, 2008, by and among BJ Services Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company

Date: May 19, 2008	By:	/s/ Jeffrey E. Smith
Jeffrey E. Smith
Senior Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits
1.1	Purchase Agreement, dated May 14, 2008, by and among BJ Services Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).